UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549


                            Form 8-K

                         Current Report

                 Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934



Date of Report:   (Date of earliest event reported):  June 24, 1996


                     Unilab Corporation ("Unilab")
        (Exact name of registrant as specified in its charter)


                              Delaware
            (State or other jurisdiction of incorporation)


           33-77286                   		         95-4415490
    (Commission File Number)		   	 (I.R.S. Employer Identification Number)


18448 Oxnard Street, Tarzana, California                 91356
(Address of principal executive offices)		            	(Zip Code)


Registrant's telephone number, including area code:  (818) 996-7300


____________________________________________________________________________
(Former name or former address, if changed since last report)

Item 5.  Other Events

Effective June 24, 1996, Unilab Corporation, a Delaware corporation
("the Company"), began trading its common stock, par value $.01 per share (the "Common Stock") on the American Stock Exchange. The Common Stock had formerly traded on The Nasdaq Stock Market/Nasdaq National Market.
A copy of the Company's press release with respect to the foregoing, dated June 21, 1996, is attached as Exhibit 99.1.

Item 7.		Financial Statements, Pro Forma Financial Information
         and Exhibits

      			(c)	Exhibits.

     	 		Exhibit

      			99.1	Press Release, dated June 21, 1996

                          SIGNATURE


Pursuant to the requirements of the Securities Exchange Act 1934, Unilab Corporation has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 26, 1996			              		UNILAB CORPORATION



                                        By:	    /s/ Mark L. Bibi
                                        Name:   Mark L. Bibi
                                        Title:	 Vice President, Secretary
                                                and General Counsel

                       INDEX OF EXHIBITS


                                         Exhibits 	 	 Page

Press Release dated June 21, 1996				      99.1			     6